--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-31333) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 48                      [ ]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 48                             [ ]


                         VANGUARD WELLESLEY INCOME FUND


        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)



                                 P.O. BOX 2600

                             VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482
               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

           on April 23, 1999, pursuant to paragraph (a) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1998 ON -- , 1999.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VANGUARD WELLESLEY INCOME FUND


                             CROSS REFERENCE SHEET


 FORM N-1A
ITEM NUMBER                                                   LOCATION IN PROSPECTUS
-----------                                                   ----------------------
Item 1.      Front and Back Cover Pages.............  Front and Back Cover Pages
Item 2.      Risk/Return Summary: Investments,
             Risks, and Performance.................  Fund Profile
Item 3.      Risk/Return Summary: Fee Table.........  Fee Table
Item 4.      Investment Objectives, Principal
             Investment Strategies, and Related
             Risks..................................  A Word About Risk; Who Should Invest;
                                                      Primary Investment Strategies
Item 5.      Management's Discussion of Fund
             Performance............................  Herein incorporated by reference to
                                                      Registrant's Annual Report to
                                                      Shareholders dated December 31, 1998
                                                      filed with the Securities and Exchange
                                                      Commission's EDGAR System on February
                                                      --, 1999
Item 6.      Management, Organization, and Capital
             Structure..............................  The Fund and Vanguard; Investment
                                                      Adviser
Item 7.      Shareholder Information................  Share Price; Dividends, Capital Gains,
                                                      and Taxes; Investing with Vanguard
Item 8.      Distribution Arrangements..............  Not Applicable
Item 9.      Financial Highlights Information.......  Financial Highlights



 FORM N-1A                                                     LOCATION IN STATEMENT
ITEM NUMBER                                                  OF ADDITIONAL INFORMATION
-----------                                                  -------------------------
Item 10.     Cover Page and Table of Contents.......  Cover Page; Table of Contents
Item 11.     Fund History...........................  Description of the Trust
Item 12.     Description of the Fund and Its
             Investments and Risks..................  Investment Policies; Fundamental
                                                      Investment Limitations; Description of
                                                      the Trust
Item 13.     Management of the Fund.................  Management of the Trust
Item 14.     Control Persons and Principal Holders
             of Securities..........................  Management of the Trust
Item 15.     Investment Advisory and Other
             Services...............................  Investment Advisory Services
Item 16.     Brokerage Allocation and Other
             Practices..............................  Portfolio Transactions
Item 17.     Capital Stock and Other Securities.....  Description of the Trust
Item 18.     Purchase, Redemption and Pricing of
             Shares.................................  Purchase of Shares; Redemption of
                                                      Shares; Share Price
Item 19.     Taxation of the Fund...................  Description of the Trust
Item 20.     Underwriters...........................  Not Applicable
Item 21.     Calculation of Performance Data........  Yield and Total Return
Item 22.     Financial Statements...................  Financial Statements

VANGUARD WELLESLEY INCOME FUND

Prospectus
April 23, 1999

A Balanced Mutual Fund



     CONTENTS


 1  FUND PROFILE                            12  FINANCIAL HIGHLIGHTS

 3  ADDITIONAL INFORMATION                  13  INVESTING WITH VANGUARD

 3  A WORD ABOUT RISK                       13  SERVICES AND ACCOUNT FEATURES

 3  WHO SHOULD INVEST                       14  TYPES OF ACCOUNTS

 4  PRIMARY INVESTMENT STRATEGIES           14  BUYING SHARES

 8  THE FUND AND VANGUARD                   16  REDEEMING SHARES

 9  INVESTMENT ADVISER                      19  TRANSFERRING REGISTRATION

 9  YEAR 2000 CHALLENGE                     19  FUND AND ACCOUNT UPDATES

10  DIVIDENDS, CAPITAL GAINS, AND TAXES     GLOSSARY (inside back cover)

11  SHARE PRICE



WHY READING THIS PROSPECTUS IS IMPORTANT
--------------------------------------------------------------------------------
This prospectus explains the objective, risks, and strategies of Vanguard Wellesley Income Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------








NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE -- VANGUARD WELLESLEY INCOME FUND

The following profile summarizes key features of Vanguard Wellesley Income Fund.

INVESTMENT OBJECTIVE

The Fund is a balanced fund that seeks to provide a high and sustainable level of current income along with moderate long-term capital growth.

INVESTMENT STRATEGIES

The Fund invests approximately 60% to 65% of its assets in high-quality, longer-term corporate, U.S. Treasury, government agency, and mortgage-backed bonds. The remaining 35% to 40% of Fund assets are invested in stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is generally high for longer-term bonds.

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for longer-term bonds.

- Credit risk, which is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk should be low for the Fund.

- Prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay a high-yielding bond earlier than scheduled. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income. Call risk is generally high for longer-term bonds.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.


                              ANNUAL TOTAL RETURNS


The Fund's return for the most recent calendar quarter ended March 31, 1999, was -%.

During the period shown in the bar chart, the highest return for a calendar quarter was -% (quarter ended _____________ ) and the lowest return for a quarter was -% (quarter ended _____________ ).

2
--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                      1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Vanguard Wellesley Income Fund                          - %     - %      - %

Composite Index*                                        - %      - %      - %

S&P 500 Index                                            -        -        -
--------------------------------------------------------------------------------
*Weighted 65% Lehman Brothers Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Telephone Index.
--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.



                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Wellesley Income Fund's expense ratio in fiscal year 1998 was
- %, or $ - per $1,000 of average net assets. The average balanced mutual fund had expenses in 1998 of - %, or $ - per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.


SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                               None

Sales Charge (Load) Imposed on Reinvested Dividends:                    None

Redemption Fees:                                                        None

Exchange Fees:                                                          None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)

Management Expenses:                                                    - %

12b-1 Distribution Fees:                                               None

Other Expenses:                                                         - %

         TOTAL ANNUAL FUND OPERATING EXPENSES:                          - %


           The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and applies whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
         1 YEAR            3 YEARS           5 YEARS           10 YEARS
--------------------------------------------------------------------------------
          $ -               $ -               $ -                 $ -
--------------------------------------------------------------------------------

         THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Dividends are paid in March, June, September, and December; capital gains, if any, are paid in December

INVESTMENT ADVISER

Wellington Management Company, llp, Boston, Mass., since inception

INCEPTION DATE

July 1, 1970

NET ASSETS AS OF DECEMBER 31, 1998

$ - billion

SUITABLE FOR IRAs

Yes


MINIMUM INITIAL INVESTMENT

$3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION

Wellsl

VANGUARD FUND NUMBER

027

CUSIP NUMBER

921938106

TICKER SYMBOL

VWINX



A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Wellesley Income Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Wellesley Income Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

         Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add a balanced fund to your existing holdings, which could include other stock and bond investments, as well as money market and tax-exempt investments.

- You are seeking moderate growth of capital over the long term -- at least five years -- along with a high level of current income.

- You want a simple way to invest in a relatively fixed percentage of stocks and bonds.

                                PLAIN TALK ABOUT

                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.

4

                                PLAIN TALK ABOUT

                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

         THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

         The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-        The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objectives of income and moderate growth in capital. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks -- market risk, interest rate risk, income risk, prepayment risk, credit risk, call risk, and manager risk --faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.


                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid -- causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

MARKET EXPOSURE

BONDS

The Fund invests approximately two-thirds of its assets in bonds.

[FLAG GRAPHIC]  THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE
                POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR LONGER-TERM BONDS.

         In the past, bond investors have seen the value of their investments rise and fall -- sometimes significantly -- with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

         Because the Wellesley Income Fund invests mainly in bonds, changes in interest rates will have a significant impact on the value of the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 1% change and a 2% change (both up and down) in interest rates on a bond with a face value of $1,000, similar to those that will be purchased by the Fund.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 INVESTMENT
--------------------------------------------------------------------------------
                          After a 1%     After a 1%    After a 2%    After a 2%
Yield/Average Maturity     Increase       Decrease      Increase      Decrease
--------------------------------------------------------------------------------
4.94%/9.2 years              $920          $1,067         $856         $1,150
--------------------------------------------------------------------------------

         These figures are for illustrative purposes only and should not be regarded as an indication of future returns from the bond market as a whole, or the Fund in particular.


STOCKS

Roughly one-third of the Fund's assets are invested in common stocks.


[FLAG GRAPHIC]  THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE
                POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

         To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                  U.S. STOCK MARKET RETURNS (1926 - 1998)
--------------------------------------------------------------------------------
                  1 YEAR            5 YEARS           10 YEARS          20 YEARS
--------------------------------------------------------------------------------
Best                 -                 -                  -                -

Worst                -                 -                  -                -

Average              -                 -                  -                -
--------------------------------------------------------------------------------


         The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was -%, returns for individual 5-year periods ranged from a -% average (from 1928 through 1932) to -% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

         The stocks held by Vanguard Wellesley Income Fund are chosen primarily for their income potential. As a result, the Fund's holdings are not identical to the S&P 500 Index or any other market index, and the performance of the Fund will not mirror the returns of any particular index.

                                PLAIN TALK ABOUT

                                 BOND MATURITIES

A bond is issued with a specific maturity date -- the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise -- but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.





                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a median market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a median market value of less than $1 billion.

6


         Because bond prices and stock prices can move in different directions, the Fund's stock holdings help to dampen -- but not eliminate -- some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not be as dramatic for the Fund as it would be for a fund made up entirely of stocks.


SECURITY SELECTION

Wellington Management Company, llp ("WMC"), adviser to the Fund, invests approximately 60% to 65% of the Fund's assets in high-quality bonds and approximately 35% to 40% of the Fund's assets in dividend-paying common stocks. While the mix of stocks and bonds varies from time to time depending on the adviser's view of economic and market conditions, bonds can be expected to represent at least 60% of the Fund's holdings.

         The Fund is run by WMC according to traditional methods of active investment management. This means that securities are bought and sold according to WMC's judgments about bond issuers and the general direction of interest rates, within the context of the economy in general. To achieve the Fund's objectives of income and moderate capital growth, the adviser follows specific strategies for bond and stock selection.

         The Fund is generally managed without regard to tax ramifications.


[FLAG GRAPHIC]  THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY
                THAT THE ADVISER DO A POOR JOB OF SELECTING BONDS AND STOCKS.


                                PLAIN TALK ABOUT

                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds such as those of the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.

BONDS

WMC selects high-quality bonds that it believes will generate a high and sustainable level of current income. These bonds may include intermediate- and long-term corporate, U.S. Treasury, government agency, mortgage-backed, and asset-backed bonds. The average maturity of the Fund's bonds as of December 31, 1998, was - years.

         A breakdown of the Fund's bond holdings (which amounted to *% of net assets) as of December 31, 1998, follows:

--------------------------------------------------------------------------------
TYPE OF BOND                            PERCENTAGE OF FUND'S BOND HOLDINGS
--------------------------------------------------------------------------------
Utilities                                             -%

Industrial                                            -

Bank/Finance                                          -

U.S. Treasury and government agency                   -

Foreign Issuers                                       -
--------------------------------------------------------------------------------

         Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[FLAG GRAPHIC]  THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY
                THAT A BOND ISSUER FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


                                PLAIN TALK ABOUT

                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest ratings categories are considered "investment grade."

         WMC purchases bonds that are investment-grade quality -- that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The average quality of bonds held by the Fund, as of December 31, 1998, was -, according to Moody's.

         The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds; many (but not all) agency bonds have the same guarantee. The government does not, however, guarantee its bonds' prices. In other words, while Treasury and agency bonds enjoy the highest credit ratings, their prices -- like the prices of other bonds in the Fund -- will fluctuate with changes in interest rates.

         While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors -- bond calls.


[FLAG GRAPHIC] THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE POSSIBILITY THAT
               DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL "CALL" -- OR REPAY -- A HIGH-YIELDING BOND BEFORE ITS MATURITY DATE. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME -- AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.


         To protect the Fund's corporate bond holdings against call risk, WMC purchases bonds that have reasonable protection from being called.

         Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder --such as the American homeowner -- who benefits from lower rates.


[FLAG GRAPHIC] THE FUND IS SUBJECT TO PREPAYMENT RISK, WHICH IS THE
               POSSIBILITY THAT FALLING INTEREST RATES WILL PROMPT HOMEOWNERS TO REPAY THEIR MORTGAGES EARLIER THAN EXPECTED OR TO REFINANCE AT LOWER RATES. AS WITH CALL RISK, THE FUND IS FORCED TO REPLACE THE PAID-UP BONDS WITH LOWER-YIELDING ISSUES -- EXPERIENCING A DECLINE IN INCOME AND SHARE PRICE.


STOCKS

The Fund's stocks are chosen primarily for their dividend-producing capabilities, but must also have the potential for moderate long-term capital growth. WMC looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future.

                                PLAIN TALK ABOUT

                              STOCKS AND DIVIDENDS

Many large and established companies share their profits, in the form of dividends, with their shareholders. Other companies --particularly those that are new or small -- reinvest any profits back into the business to help the company grow (and, hopefully, increase its stock's share price). In general, stocks that offer above-average dividends appeal to investors who want some dividend income and the potential for capital growth but are less tolerant of share price fluctuations, while growth stocks are appropriate for investors who will accept more share price volatility in hope of a greater increase in share price.

TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about - %. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

8

                                PLAIN TALK ABOUT

                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.


                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in bonds and stocks, the Fund may make certain other kinds of investments to achieve its objective.

         Although the Fund typically does not make significant investments in securities of companies based outside the United States, the Fund reserves the right to invest up to 20% of stock holdings in foreign common stocks as well as securities that are convertible into common stocks. The Fund may also invest in fixed-income securities issued by foreign governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards.

         These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks or bonds, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money, and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

         The Fund may also invest, to a limited extent, in bond and stock futures and options contracts, which are traditional types of derivatives. The Fund may also invest modestly in less risky classes of collateralized mortgage obligations (CMOs). Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

         The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds and stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

         The Fund may, from time to time, take temporary defensive measures --such as holding cash reserves without limit -- that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $- billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Wellington Management Company, LLP, is an investment advisory firm founded in 1928. As of December 31, 1998, WMC managed more than $- billion in assets. It provides investment counseling services to a limited number of clients, most of which are institutional clients such as pension funds. The managers responsible for overseeing the implementation of WMC's strategy for Vanguard Wellesley Income Fund are:

   EARL E. MCEVOY, Senior Vice President of WMC; has worked in investment management since 1972; with WMC since 1978; Fund Manager since 19__, B.A., Dartmouth College; M.B.A., Columbia Business School.

   JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of WMC;
has worked in investment management since 1981; with WMC since 1981; Fund Manager since 19__, B.S., Lehigh University; M.B.A., University of Virginia.

INVESTMENT ADVISER

The Fund employs Wellington Management Company, llp ("WMC"), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Trustees and officers of the Fund.

         WMC's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

         The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of its unmanaged Composite Index, 65% of which is made up of the Lehman Brothers Long Corporate AA or Better Bond Index and 35% of which comprises a blended stock composite (75% S&P/BARRA Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Telephone Index).

         For the year ended December 31, 1998, the investment advisory fee paid to WMC represented an effective annual rate of - % of the Fund's average net assets, before an increase of -% based on performance.

         The Fund has authorized WMC to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

         In the interest of obtaining better execution of a transaction, WMC may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. Also, the Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

         The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, any such change will be communicated to shareholders in writing.

10


YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

     The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing or our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

     In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

     However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December.

     Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

- The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.

- Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

                                PLAIN TALK ABOUT

                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known a "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received -- even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.



- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

     The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Fund.

     IMPORTANT NOTE: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                   TOTAL ASSETS  -  LIABILITIES
         NET ASSET VALUE    =  -------------------------------------
                                   NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WELLS1.

12


                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $ - per share. During the year, the Fund earned $ - per share from investment income (interest and dividends) and $ - per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

   Shareholders received $- per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

   The earnings ($ - per share) minus the distributions ($ - per share) resulted in a share price of $ - at the end of the year. This was an increase of $ - per share (from $ - at the beginning of the year to $ - at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was - % for the year.

     As of December 31, 1998, the Fund had $ - billion in net assets. For the year, its expense ratio was - % ($ - per $1,000 of net assets); and net investment income amounted to - % of its average net assets. It sold and replaced securities valued at - % of its net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

-------------------------------------------------------------------------------------------------
                                                        VANGUARD WELLESLEY INCOME FUND
                                                             YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------
                                              1998      1997        1996       1995        1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              --   $  20.51     $ 20.44    $ 17.05    $  19.24
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         --      1.190        1.17       1.13        1.11
  Net Realized and Unrealized Gain (Loss)
     on Investments                             --      2.805         .66       3.68       (1.95)
                                                        -----        ----       ----        ----
     Total from Investment Operations           --      3.995        1.83       4.81        (.84)
                                                        -----        ----       ----        ----
DISTRIBUTIONS
  Dividends from Net Investment Income          --     (1.200)      (1.16)     (1.14)      (1.11)
  Distributions from Realized Capital Gains     --     (1.445)       (.60)      (.28)       (.24)
                                                        -----        ----       ----        ----
     Total Distributions                        --     (2.645)      (1.76)     (1.42)      (1.35)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    --   $  21.86     $ 20.51    $ 20.44    $  17.05
=================================================================================================

TOTAL RETURN                                    --      20.19%       9.42%     28.91%      -4.44%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          --   $  7,646     $ 7,013    $ 7,181    $  5,681
  Ratio of Total Expenses to
     Average Net Assets                         --       0.31%       0.31%      0.35%       0.34%
  Ratio of Net Investment Income to
     Average Net Assets                         --       5.47%       5.74%      5.96%       6.16%
  Turnover Rate                                 --         36%         26%        32%         32%
=================================================================================================

     From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.




"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

     The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD DIRECT DEPOSIT SERVICE(TM) [BOOK GRAPHIC]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD AUTOMATIC EXCHANGE SERVICE(TM) [BOOK GRAPHIC]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R) [BOOK GRAPHIC]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS(TM) [BOOK GRAPHIC]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOK GRAPHIC]
Toll-free 24-hour access to Vanguard fund and account information -- as well as some transactions -- by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
ACCESS VANGUARD(R) www.vanguard.com [COMPUTER GRAPHIC]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

- Open a new account.*

- Buy, sell or exchange shares of most funds.

- Change your name/address.

- Add/change fund options (including dividend options, Vanguard Fund Express(R), bank instructions, checkwriting, and Vanguard Automatic Exchange Service(TM)).

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

14


TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOK GRPAHIC]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOK GRAPHIC]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOK GRAPHIC]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).


add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES
The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
By Mail to . . . [ENVELOPE GRAPHIC]
open a new account
Complete and sign the application form and enclose your check.


add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group - 27

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.


First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815


For clients of Vanguard's Institutional Division . . .


First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------

BY TELEPHONE TO . . . [TELEPHONE GRAPHIC] open a new account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).


add to an existing account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.


Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------

BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE GRAPHIC]
Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.


Wire to:
FRB ABA 021001088
Marine Midland Bank, New York


For credit to:
Account: 000112046
Vanguard Incoming Wire Account


In favor of:
Vanguard Wellesley Income Fund -- 27
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]

16

     You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

     Keep in mind that if you buy or sell Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

REDEEMING SHARES

This section describes how you can redeem -- that is, sell or exchange -- a Fund's shares.

When Selling Shares:

-    Vanguard sends the redemption proceeds to you or a designated third party.*

-    You can sell all or part of your Fund shares at any time.

*Proceeds sent to third parties require a signature guarantee; see footnote on page 18.


When Exchanging Shares:

- The redemption proceeds are used to purchase shares of a different Vanguard fund.

-    You must meet the receiving fund's minimum investment requirements.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.


In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.

--------------------------------------------------------------------------------
NOTE: Once a redemption is processed and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION

You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
--------------------------------------------------------------------------------
ONLINE REQUESTS [COMPUTER GRAPHIC]

ACCESS VANGUARD at www.vanguard.com

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website.

To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

     NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
TELEPHONE REQUESTS [TELEPHONE GRAPHIC]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day -- or Client Services during business hours -- to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.


Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:

[CHECKMARK] The ten-digit account number.

[CHECKMARK] The name and address exactly as registered on the account.

[CHECKMARK] The primary Social Security or employer identification number as registered on the account.

[CHECKMARK] The Personal Identification Number, if applicable.

     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE GRAPHIC]

All Account Types Except Retirement:

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.


Vanguard Retirement Accounts:

For information on how to request distributions from:

-    Traditional IRAs and Roth IRAs -- call Client Services.

- SEP - IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans -- call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1120                       455 Devon Park Drive
Valley Forge, PA 19482-1120         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division ...

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

18

--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

     If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS

Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS

As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION

For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"

All redemption requests must be received by Vanguard in "good order." This means that your request must include:

[CHECKMARK] The Fund name and account number.

[CHECKMARK] The amount of the transaction (in dollars or shares).

[CHECKMARK] Signatures of all owners exactly as registered on the account (for mail requests).

[CHECKMARK] Signature guarantees (if required).*

[CHECKMARK] Any supporting legal documentation that may be required.

[CHECKMARK] Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY

Because excessive account transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.

-    Your round trips through the Fund must be at least 30 days apart.

-    The Fund may refuse a share purchase at any time, for any reason.

- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES

Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------

ALL TRADES FINAL

Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------


TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.


First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1110                       455 Devon Park Drive
Valley Forge, PA 19482-1110         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815
--------------------------------------------------------------------------------


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOK GRAPHIC]

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS

Mailed in February and August for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS

Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOK GRAPHIC]

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to repay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond -- and bond fund -- prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL
The amount of your own money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Wellesley Income Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about all aspects of the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:


THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600


TELEPHONE:
1-800-662-7447 (SHIP)


TEXT TELEPHONE:
1-800-952-3335


WORLD WIDE WEB:
www.vanguard.com


If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Funds are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-1776


(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P027N - 04/23/1999

VANGUARD WELLESLEY INCOME FUND
Participant Prospectus
April 23, 1999
A Balanced Mutual Fund


Contents

 1 Fund Profile

 3 Additional Information

 3 A Word About Risk

 3 Who Should Invest

 4 Primary Investment Strategies

 8 The Fund and Vanguard

 9 Investment Adviser

 9 Year 2000 Challenge

10 Dividends, Capital Gains, and Taxes

10 Share Price

11 Financial Highlights

12 Investing with Vanguard

12 Accessing Fund Information by Computer

Glossary (inside back cover)


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Wellesley Income Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

IMPORTANT NOTE

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version --for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE--VANGUARD WELLESLEY INCOME FUND

The following profile summarizes key features of Vanguard Wellesley Income Fund.

INVESTMENT OBJECTIVE
The Fund is a balanced fund that seeks to provide a high and sustainable level of current income along with moderate long-term capital growth.

INVESTMENT STRATEGIES
The Fund invests approximately 60% to 65% of its assets in high-quality, longer-term corporate, U.S. Treasury, government agency, and mortgage-backed bonds. The remaining 35% to 40% of Fund assets are invested in stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is generally high for longer-term bonds.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for longer-term bonds.
- Credit risk, which is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk should be low for the Fund.
- Prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay a high-yielding bond earlier than scheduled. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income. Call risk is generally high for longer-term bonds.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.


         ------------------------------------------------------------
                              Annual Total Returns
         ------------------------------------------------------------








         ------------------------------------------------------------
             The Fund's return for the most recent calendar quarter
                          ended March 31, 1999, was -%.
         ------------------------------------------------------------

   During the period shown in the bar chart, the highest return for a calendar quarter was -% (quarter ended _____________ ) and the lowest return for a quarter was - -% (quarter ended _____________ ).

2

      -----------------------------------------------------------------
      Average Annual Total Returns for Years Ended December 31, 1998
      -----------------------------------------------------------------
                                            1 Year    5 Years  10 Years
      -----------------------------------------------------------------
      Vanguard Wellesley Income Fund           - %       - %        - %
      Composite Index*                         - %       - %        - %
      S&P 500 Index                            -         -          -
      -----------------------------------------------------------------

      *Weighted 65% Lehman Brother's Long Corporate AA or Better Bond
       Index, 26% S&P/BARRA Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Telephone Index.
      -----------------------------------------------------------------



                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.


                                PLAIN TALK ABOUT
                                  FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Wellesley Income Fund's expense ratio in fiscal year 1998 was
- %, or $ - per $1,000 of average net assets. The average balanced mutual fund had expenses in 1998 of - %, or $ - per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.



FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
     Sales Charge (Load) Imposed on Purchases:                        None
     Sales Charge (Load) Imposed on Reinvested Dividends:             None
     Redemption Fees:                                                 None
     Exchange Fees:                                                   None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from
the Fund's assets)
     Management Expenses:                                              - %
     12b-1 Distribution Fees:                                         None
     Other Expenses:                                                   - %
        TOTAL ANNUAL FUND OPERATING EXPENSES:                          - %

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and applies whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                 1 Year        3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
                   $ -           $ -          $ -           $ -
--------------------------------------------------------------------------------


   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Dividends are paid in March, June, September, and December; capital gains, if any, are paid in December

INVESTMENT ADVISER
Wellington Management Company, LLP, Boston, Mass., since inception

INCEPTION DATE
July 1, 1970

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
Wellsl

VANGUARD FUND NUMBER
027

CUSIP NUMBER
921938106

TICKER SYMBOL
VWINX



================================================================================
A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Wellesley Income Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Wellesley Income Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You wish to add a balanced fund to your existing holdings, which could include other stock and bond investments, as well as money market and tax-exempt investments.
- You are seeking moderate growth of capital over the long term--at least five years--along with a high level of current income.
- You want a simple way to invest in a relatively fixed percentage of stocks and bonds.


                                PLAIN TALK ABOUT
                                 BALANCED FUNDS
Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.

4

                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING
Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.


   THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

   The Fund has adopted the following policies, among others, to discourage short-term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).
-  The Fund reserves the right to stop offering shares at any time.


PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objectives of income and moderate growth in capital. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, interest rate risk, income risk, prepayment risk, credit risk, call risk and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.


                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.


MARKET EXPOSURE

BONDS
The Fund invests approximately two-thirds of its assets in bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR LONGER-TERM BONDS.

   In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

   Because the Wellesley Income Fund invests mainly in bonds, changes in interest rates will have a significant impact on the value of the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 1% change and a 2% change (both up and down) in interest rates on a bond with a face value of $1,000, similar to those that will be purchased by the Fund.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 INVESTMENT
--------------------------------------------------------------------------------
                          AFTER A 1%   AFTER A 1%   AFTER A 2%   AFTER A 2%
YIELD/AVERAGE MATURITY     INCREASE     DECREASE     INCREASE     DECREASE
--------------------------------------------------------------------------------
4.94%/9.2 years               $920       $1,067        $856        $1,150
--------------------------------------------------------------------------------

   These figures are for illustrative purposes only and should not be regarded as an indication of future returns from the bond market as a whole, or the Fund in particular.

STOCKS
Roughly one-third of the Fund's assets are invested in common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1998)
--------------------------------------------------------------------------------
                      1 YEAR      5 YEARS     10 YEARS      20 YEARS
--------------------------------------------------------------------------------
Best                     -           -            -            -
Worst                    -           -            -            -
Average                  -           -            -            -
--------------------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was -%, returns for individual 5-year periods ranged from a -% average (from 1928 through 1932) to -% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

   The stocks held by Vanguard Wellesley Income Fund are chosen primarily for their income potential. As a result, the Fund's holdings are not identical to the S&P 500 Index or any other market index, and the performance of the Fund will not mirror the returns of any particular index.


                                PLAIN TALK ABOUT
                                 BOND MATURITIES
A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.


                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a median market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a median market value of less than $1 billion.

6

   Because bond prices and stock prices can move in different directions, the Fund's stock holdings help to dampen--but not eliminate--some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not be as dramatic for the Fund as it would be for a fund made up entirely of stocks.


SECURITY SELECTION
Wellington Management Company, LLP ("WMC"), adviser to the Fund, invests approximately 60% to 65% of the Fund's assets in high-quality bonds and approximately 35% to 40% of the Fund's assets in dividend-paying common stocks. While the mix of stocks and bonds varies from time to time depending on the adviser's view of economic and market conditions, bonds can be expected to represent at least 60% of the Fund's holdings.

   The Fund is run by WMC according to traditional methods of active investment management. This means that securities are bought and sold according to WMC's judgments about bond issuers and the general direction of interest rates, within the context of the economy in general. To achieve the Fund's objectives of income and moderate capital growth, the adviser follows specific strategies for bond and stock selection.

   The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT THE ADVISER MAY DO A POOR JOB OF SELECTING BONDS AND STOCKS.


                                PLAIN TALK ABOUT
                                 TYPES OF BONDS
Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds such as those of the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.


BONDS
WMC selects high-quality bonds that it believes will generate a high and sustainable level of current income. These bonds may include intermediate- and long-term corporate, U.S. Treasury, government agency, mortgage-backed, and asset-backed bonds. The average maturity of the Fund's bonds as of December 31, 1998, was - years.

   A breakdown of the Fund's bond holdings (which amounted to *% of net assets) as of December 31, 1998, follows:

--------------------------------------------------------------------------------
TYPE OF BOND                                  PERCENTAGE OF FUND'S BOND HOLDINGS
--------------------------------------------------------------------------------
Utilities                                                      -%
Industrial                                                     -
Bank/Finance                                                   -
U.S. Treasury and government agency                            -
Foreign Issuers                                                -
--------------------------------------------------------------------------------

   Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[FLAG] THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


                                PLAIN TALK ABOUT
                                 CREDIT QUALITY
A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest ratings categories are considered "investment grade."

   WMC purchases bonds that are investment-grade quality--that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The average quality of bonds held by the Fund, as of December 31, 1998, was -, according to Moody's.

   The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds; many (but not all) agency bonds have the same guarantee. The government does not, however, guarantee its bonds' prices. In other words, while Treasury and agency bonds enjoy the highest credit ratings, their prices--like the prices of other bonds in the Fund--will fluctuate with changes in interest rates.

   While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.

[FLAG] THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE POSSIBILITY THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL "CALL"--OR REPAY--A HIGH-YIELDING BOND BEFORE ITS MATURITY DATE. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME--AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

   To protect the Fund's corporate bond holdings against call risk, WMC purchases bonds that have reasonable protection from being called.

   Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder--such as the American homeowner--who benefits from lower rates.

[FLAG] THE FUND IS SUBJECT TO PREPAYMENT RISK, WHICH IS THE POSSIBILITY THAT FALLING INTEREST RATES WILL PROMPT HOMEOWNERS TO REPAY THEIR MORTGAGES EARLIER THAN EXPECTED OR TO REFINANCE AT LOWER RATES. AS WITH CALL RISK, THE FUND IS FORCED TO REPLACE THE PAID-UP BONDS WITH LOWER-YIELDING ISSUES--EXPERIENCING A DECLINE IN INCOME AND SHARE PRICE.

STOCKS
The Fund's stocks are chosen primarily for their dividend-producing capabilities, but must also have the potential for moderate long-term capital growth. WMC looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future.


                                PLAIN TALK ABOUT
                              STOCKS AND DIVIDENDS
Many large and established companies share their profits, in the form of dividends, with their shareholders. Other companies--particularly those that are new or small--reinvest any profits back into the business to help the company grow (and, hopefully, increase its stock's share price). In general, stocks that offer above-average dividends appeal to investors who want some dividend income and the potential for capital growth but are less tolerant of share price fluctuations, while growth stocks are appropriate for investors who will accept more share price volatility in hope of a greater increase in share price.


TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about - %. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

8

                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.


                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in bonds and stocks, the Fund may make certain other kinds of investments to achieve its objective.

   Although the Fund typically does not make significant investments in securities of companies based outside the United States, the Fund reserves the right to invest up to 20% of stock holdings in foreign common stocks as well as securities that are convertible into common stocks. The Fund may also invest in fixed-income securities issued by foreign governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards.

   These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks or bonds, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money, and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

   The Fund may also invest, to a limited extent, in bond and stock futures and options contracts, which are traditional types of derivatives. The Fund may also invest modestly in less risky classes of collateralized mortgage obligations
(CMOs). Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds and stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

   The Fund may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $- billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER
Wellington Management Company, LLP, is an investment advisory firm founded in 1928. As of December 31, 1998, WMC managed more than $- billion in assets. It provides investment counseling services to a limited number of clients, most of which are institutional clients such as pension funds. The managers responsible for overseeing the implementation of WMC's strategy for Vanguard Wellesley Income Fund are:
   EARL E. MCEVOY, Senior Vice President of WMC; has worked in investment management since 1972; with WMC since 1978; Fund Manager since 19__; B.A., Dartmouth College; M.B.A., Columbia Business School.
   JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of WMC; has worked in investment management since 1981; with WMC since 1981; Fund Manager since 19__; B.S., Lehigh University; M.B.A., University of Virginia.


INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Trustees and officers of the Fund.

   WMC's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

   The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of its unmanaged Composite Index, 65% of which is made up of the Lehman Brothers Long Corporate AA or Better Bond Index and 35% of which comprises a blended stock composite (75% S&P/BARRA Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Telephone Index).

   For the year ended December 31, 1998, the investment advisory fee paid to WMC represented an effective annual rate of - % of the Fund's average net assets, before an increase of - % based on performance.

   The Fund has authorized WMC to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

   In the interest of obtaining better execution of a transaction, WMC may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. Also, the Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, any such change will be communicated to shareholders in writing.

10

YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing or our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.



                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.



DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund.

   Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                   TOTAL ASSETS   -   LIABILITIES
          NET ASSET VALUE    =   -----------------------------------
                                    NUMBER OF SHARES OUTSTANDING

      Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

      A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WELLSL.

12


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


                                                            VANGUARD WELLESLEY INCOME FUND
                                                                YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                             1998      1997            1996           1995           1994
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             -    $    20.51      $    20.44     $    17.05     $    19.24
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        -         1.190            1.17           1.13           1.11
  Net Realized and Unrealized Gain (Loss)
   on Investments                              -         2.805             .66           3.68          (1.95)
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations            -         3.995            1.83           4.81           (.84)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income         -        (1.200)          (1.16)         (1.14)         (1.11)
  Distributions from Realized Capital Gains    -        (1.445)           (.60)          (.28)          (.24)
   Total Distributions                         -        (2.645)          (1.76)         (1.42)         (1.35)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   -    $    21.86      $    20.51     $    20.44     $    17.05
============================================================================================================

TOTAL RETURN                                   -         20.19%           9.42%         28.91%         -4.44%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)         -    $    7,646      $    7,013     $    7,181     $    5,681
  Ratio of Total Expenses to
   Average Net Assets                          -           0.31%          0.31           0.35%          0.34%
  Ratio of Net Investment Income to
   Average Net Assets                          -          5.47%           5.74%          5.96%          6.16%
  Turnover Rate                                -            36%             26%            32%            32%
============================================================================================================

      From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $ - per share. During the year, the Fund earned $ - per share from investment income (interest and dividends) and $ - per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

      Shareholders received $- per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

      The earnings ($ - per share) minus the distributions ($ - per share) resulted in a share price of $ - at the end of the year. This was an increase of $ - per share (from $ - at the beginning of the year to $ - at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was - % for the year.

      As of December 31, 1998, the Fund had $ - billion in net assets. For the year, its expense ratio was - % ($ - per $1,000 of net assets); and net investment income amounted to - % of its average net assets. It sold and replaced securities valued at -% of its net assets.




"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

      Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER


--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY

A measure of a bond issuer's ability to repay interest and principal in a timely manner.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION

A measure of the sensitivity of bond -- and bond fund -- prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT GRADE

A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

MATURITY

The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP GRAPHIC]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900


FOR MORE INFORMATION

If you'd like more information about Vanguard Wellesley Income Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-1776


(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I027N - 04/23/1999

                                     PART B


                         VANGUARD WELLESLEY INCOME FUND


                                 (THE "TRUST")


                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 23, 1999



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 23, 1999). To obtain the Prospectus, or an additional Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT

                             1-800-662-7447 (SHIP)


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Description of the Trust....................................   B-1
Investment Objective and Policies...........................   B-3
Fundamental Investment Limitations..........................   B-9
Share Price.................................................  B-10
Purchase of Shares..........................................  B-11
Redemption of Shares........................................  B-11
Yield and Total Return......................................  B-11
Management of the Trust.....................................  B-13
Investment Advisory Services................................  B-16
Portfolio Transactions......................................  B-18
Performance Measures........................................  B-19
Financial Statements........................................  B-22
Appendix -- Description and Ratings of Securities...........  B-22



                            DESCRIPTION OF THE TRUST



ORGANIZATION



     The Trust was organized as a Delaware corporation in 1968, reorganized as a Maryland corporation in 1973, and then reorganized as a Delaware business trust in May, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard/Wellesley Income Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. It currently offers the following fund which has one class of shares: Vanguard Wellesley Income Fund (the "Fund").



     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.



SERVICE PROVIDERS



     CUSTODIAN. The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245 serves as the Fund's custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records.



     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants. The accountants audit financial statements for the Fund and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.



CHARACTERISTICS OF THE TRUST'S SHARES



     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its funds. The Trust or any of its funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Trust and its funds will continue indefinitely.



     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.



     DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such funds. No shares have priority or preference over any other shares of the same funds with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.



     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.



     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of applicable funds of the Trust.



     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Trust.



     CONVERSION RIGHTS. There are no conversion rights associated with shares of the Trust.



     REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.



     SINKING FUND PROVISIONS.  The Trust has no sinking fund provisions.



     CALLS OR ASSESSMENT. The Trust's shares, when issued, are fully paid and non-assessable.



TAX STATUS OF THE TRUST



     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each fund of the Trust must comply with certain requirements. If a fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.



                              INVESTMENT POLICIES



REPURCHASE AGREEMENTS



     The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Trust's Board of Trustee's will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.



     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


MORTGAGE-BACKED SECURITIES

     The Fund may invest in mortgage-backed securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities may be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

     Collateralized Mortgage Obligations ("CMOs") are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government, or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes, with principal and interest allocated to each class in a variety of ways. Each class of a CMO, or "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The Fund will invest modestly in those CMO classes which feature a high degree of cash flow predictability and moderate vulnerability to prepayment risk, and that carry high-quality investment grade credit ratings.

LENDING OF SECURITIES


     The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure and the aggregate amount of such loans must be consistent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees.


     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


VANGUARD INTERFUND LENDING PROGRAM



     The Commission has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.



TEMPORARY INVESTMENTS



     The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


FOREIGN INVESTMENTS


     Vanguard Wellesley Income Fund may invest up to 20% of its equity assets in foreign common stocks and securities convertible into foreign stocks. The Fund may also invest in U.S. dollar denominated debt securities issued by foreign governments, their agencies and instrumentalities, supranational entities and companies located outside the U.S. without limit. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Among these risks are the following:


     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts Vanguard Wellesley Income Fund may make or enter into will be subject to the special currency rules described above.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.



     The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities -- meaning that they could be difficult for the Fund to convert to cash if needed.



     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.


FUTURES CONTRACTS AND OPTIONS


     The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. Any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                       FUNDAMENTAL INVESTMENT LIMITATIONS



     The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.



     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.



     COMMODITIES. The Fund may not invest in commodities, except that it may invest in stock futures contracts and options. No more than 5% of the Fund's total assets may be used as initial margin deposit for future contracts, and no more than 20% of the Fund's total assets may be invested in stock futures contracts or options at any time.



     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.



     ILLIQUID OR RESTRICTED SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.



     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry. Utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;



     INVESTING FOR CONTROL. The Fund may not invest in a company for the purpose of controlling its management.



     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.



     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors or by entering into repurchase agreements, or by lending its portfolio securities.



     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.



     PLEDGING ASSETS. The Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.



     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate, or interests therein.



     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.



     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.



     None of these limitations prevents the Fund from participating in The Vanguard Group, Inc. ("Vanguard"). As a member of The Vanguard Group of Investment Companies, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Trust" for more information.



                                  SHARE PRICE


     The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, on each day that the Exchange is open for trading.

     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices, provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


     Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.


     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of the Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.


     In determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.


     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.


     The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds".

                               PURCHASE OF SHARES


     The Trust reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase or exchange purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum for any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Trust's shares.


                              REDEMPTION OF SHARES


     The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.



     The Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:



     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.


                             YIELD AND TOTAL RETURN


     The yield of the Fund for the 30-day period ended December 31, 1998 was --%.



     The average annual total return of the Fund for the one-, five- and ten-year periods ended December 31, 1998 was --%, --%, and --%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.



AVERAGE ANNUAL TOTAL RETURN



     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):



                                T=(ERV/P)(1/n)-1



     Where:



        T   = average annual total return



        P   = a hypothetical initial investment of $1,000



        n   = number of years



        ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period



CUMULATIVE TOTAL RETURN



     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):



                                  C=(ERV/P)-1



     Where:



        C   = cumulative total return



        P   = a hypothetical initial investment of $1,000



        ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period



SEC YIELD



     Yield is the net annualized yield based on a specific 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:



                           YIELD=2[((a-b)/cd+1)(6)-1]



     Where:



        a = dividends and interest earned during the period



        b = expenses accrued for the period (net of reimbursements)



        c = the average daily number of shares outstanding during the period that were entitled to receive dividends



        d = the maximum offering price per share on the last day of the period

                            MANAGEMENT OF THE TRUST



OFFICERS AND TRUSTEES



     The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of the Trust. Each Trustee also serves as a Director of the Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.



JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*


Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).



JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee*


Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.



JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee


Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.



BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee


President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.



BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee


Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbac Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.



ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee


Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).



JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee


President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.



JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee


Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee


Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.



RAYMOND J. KLAPINSKY, (DOB:12/7/1938) Secretary*


Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.



THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*


Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.



ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*


Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------


*Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.


THE VANGUARD GROUP


     Vanguard Wellesley Income Fund is a member of The Vanguard Group of Investment Companies which consists of more than 35 investment companies (the "Trusts"). Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Trusts in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Trusts.



     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Trusts and also furnishes the Trusts with necessary office space, furnishings and equipment. Each Trust pays its share of Vanguard's total expenses which are allocated among the Trusts under methods approved by the Board of Trustees of each Trust. In addition, each Trust bears its own direct expenses such as legal, auditing and custodian fees.



     The Trust's Officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Trusts.



     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.



     Vanguard was established and operates under Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The amounts which each of the Trusts have invested are adjusted from time to time in order to maintain the proportionate relationship between each Trust's relative net assets and its contribution to Vanguard's capital. At December 31, 1998, the Fund had contributed capital of $-- to Vanguard, representing --% of the Fund's net assets and --% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides for the following arrangements: (a) each Vanguard Trust may be called upon to invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Trust may contribute to Vanguard's capitalization.

MANAGEMENT


     Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties.


DISTRIBUTION


     Vanguard Marketing Corporation, a wholly-owned subsidiary of the Vanguard Group, Inc. provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.



     One half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon relative net assets. The remaining one half of those expenses is allocated among the Trusts based upon each Trust's sales for the preceding 24 months relative to the total sales of the Trusts as a Group. Provided, however, that no Trust's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Trust shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the last three fiscal years, the Trust incurred approximately $--, $--, and $-- of The Vanguard Group's management (including transfer agency), distribution and marketing expenses.


INVESTMENT ADVISORY SERVICES


     Vanguard also provides investment advisory services to several Vanguard Trusts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Trusts utilizing these services.



TRUSTEE COMPENSATION



     The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of the Trustees' compensation. The Trusts employ their Officers on a shared basis, as well. However, Officers are compensated by The Vanguard Group, Inc., not the Trusts.



     INDEPENDENT TRUSTEES.  The Trusts compensate their independent
Trustees -- that is, the ones who are not also officers of the Trust -- in three ways:



     - The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.



     - The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.



     - Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.



     "INTERESTED" TRUSTEES. The Trusts' interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as Officers of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended December 31, 1998:



                         VANGUARD WELLESLEY INCOME FUND

                               COMPENSATION TABLE


                                 AGGREGATE     PENSION OR RETIREMENT       ESTIMATED         TOTAL COMPENSATION
                                COMPENSATION    BENEFITS ACCRUED AS     ANNUAL BENEFITS   FROM ALL VANGUARD TRUSTS
       NAME OF DIRECTORS         FROM TRUST    PART OF TRUST EXPENSES   UPON RETIREMENT     PAID TO TRUSTEES(1)
       -----------------        ------------   ----------------------   ---------------   ------------------------
John C. Bogle..................      None               None                   None                  None
John J. Brennan................      None               None                   None                  None
Barbara Barnes
  Hauptfuhrer(2)...............    $   --               $ --                $15,000               $75,000
JoAnn Heffernan Heisen.........    $   --               $ --                $15,000               $12,500
Robert E. Cawthorn(2)..........    $   --               $ --                $ 6,000               $56,250
Bruce K. MacLaury..............    $   --               $ --                $12,000               $70,000
Burton G. Malkiel..............    $   --               $ --                $15,000               $75,000
Alfred M. Rankin, Jr...........    $   --               $ --                $15,000               $75,000
John C. Sawhill................    $   --               $ --                $15,000               $75,000
James O. Welch, Jr.............    $   --               $ --                $15,000               $75,000
J. Lawrence Wilson.............    $   --               $ --                $15,000               $75,000



(1) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her services as Trustee of 36 Vanguard Funds (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).



(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998, respectively.


                          INVESTMENT ADVISORY SERVICES


     The Trust employs Wellington Management Company, LLP (the "Adviser") under an investment advisory agreement to manage the investment and reinvestment of Vanguard Wellesley Income Fund's assets and to continuously review, supervise and administer the Fund's investment program. The Adviser is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Among the clients of the Adviser are more than 10 of the investment companies of The Vanguard Group. The Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. The Adviser is a Massachusetts limited liability partnership whose managing partners are Robert W. Doran, Duncan M. McFarland, and John R. Ryan. The Adviser discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.


     The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                     NET ASSETS                       RATE
                     ----------                       ----
First $1 billion....................................  .100%
Next $2 billion.....................................  .050%
Next $7 billion.....................................  .040%
Over $10 billion....................................  .030%


     The quarterly payment to the Adviser may be increased or decreased by applying an incentive/penalty adjustment reflecting the investment performance of the Fund relative to the investment performance of a "composite index", 65% of which shall be comprised of the Lehman Brothers Long-Term Corporate AA or Better Bond Index and 35% of which shall be comprised of a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

     The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Fund to the Adviser under the new advisory agreement:


          CUMULATIVE 36-MONTH
              PERFORMANCE                  PERFORMANCE FEE
       VERSUS THE COMPOSITE INDEX             ADJUSTMENT
       --------------------------          ---------------
Less than -3%...........................   -0.20 X Basic Fee*
Between -1.5% and -3%...................   -0.10 X Basic Fee
Between -1.5% and 1.5%..................       0 X Basic Fee
Between +1.5% and +3%...................   +0.10 X Basic Fee
More than +3%...........................   +0.20 X Basic Fee

* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against average assets over the same time period which the performance is measured.


     Until the quarter ended March 31, 1999, the performance adjustment for the Adviser was calculated according to the following transition rules:



          (a) October 1, 1997 through March 31, 1999. Beginning with the quarter ended December 31, 1997, and until the quarter ended March 31, 1999, the Performance adjustment was computed based upon a comparison of the investment performance of the Fund and that of the Composite Index over the number of months that had elapsed between April 1, 1996 (the beginning of the incentive/penalty arrangement with the Fund) and the end of the quarter for which the fee is computed, and will be applied to the average monthly assets over the same period. The number of percentage points by which the investment performance of the Fund must exceed the investment record of the Composite Index increased proportionately from .75 and 1.5, respectively, for the eighteen months ended October 31, 1997, to 1.5 and 3, for the thirty-six months ended March 31, 1999.



          (b) On and After March 31, 1999. For the quarter ended March 31, 1999 and thereafter, the period used to calculate the incentive/penalty adjustment shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 1.5 and 3. Upon request, the Fund will provide the Adviser access to the documents substantiating the calculation of the performance adjustment.


          The investment performance of the Fund for such period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distributions per share of the Fund accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

          The "investment record" of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the period, and (ii) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The "investment record" of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (i) the change in the level of the Bond Index during the period, and (ii) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis. Computation of these two components as the Combined Index shall be made on the basis of 35% in the Stock Index and 65% in the Bond Index at the beginning of each quarter.


     During the fiscal years ended December 31, 1996, 1997, and 1998 the Fund incurred investment advisory fees of approximately $3,606,000, $4,364,000, and $--, respectively.



     The present agreement is renewable for successive one-year periods, only if such renewal is specifically approved at least annually by a vote of the Trust's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees of the Trust or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or
(2) by the Adviser upon 90 days' written notice to the Trust.



     The Trust's Board of Trustees may, without the approval of shareholders, provide for:


          A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

          B. A change in the terms of an advisory agreement.

          C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.


     Any such change will be communicated to shareholders in writing.


                             PORTFOLIO TRANSACTIONS


     The investment advisory agreement authorizes the Adviser (with the approval of the Trust's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


     In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and the most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and the most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.


     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Trust's Board of Trustees, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.


     Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it generally will not pay higher commission rates specifically for the purpose of obtaining research services.


     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be executed through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


     During the fiscal years ended December 31, 1996, 1997, and 1998 the Fund paid $2,064,421, $2,671,851, and $-- in brokerage commissions, respectively.



     Some securities considered for investment by the Fund may also be appropriate for other Vanguard Funds and/or other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Fund, the other Vanguard Funds, and/or one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Trust's Board of Trustees.


                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.


     Each of the investment company members of The Vanguard Group, including Vanguard Wellesley Income Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.



     STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.


     STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.

     STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

     STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

     RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

     WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

     GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

     SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

     LEHMAN CORPORATE (Baa) BOND INDEX -- consists of all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

     LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued fixed-rate, nonconvertible US debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

     BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

     MERRILL LYNCH DRD-ELIGIBLE INDEX -- includes preferred stock issues which are eligible for the corporate dividends-received-deduction.

     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

     COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

     COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

     LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

     RUSSELL 2000 STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

     LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

     LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

     LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated

BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

     LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

     LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

     LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the year ended December 31, 1998, including the financial highlights for each of the five years in the period ended December 31, 1998, appearing in the Vanguard Wellesley Income Fund's 1998 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.


               APPENDIX -- DESCRIPTION AND RATINGS OF SECURITIES

I.  DESCRIPTION OF BOND RATINGS

     The Fund will invest in investment grade bonds (i.e. those rated at least Baa by Moody's Investors Service, Inc. or those rated BBB by Standard & Poor's Corporation). In the event that a bond held by the Fund is downgraded, the adviser may continue to hold such bond. The following are excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond ratings:

     Aaa -- judged to be the best quality by all standards; Aa -- together with the Aaa group, comprise what are generally known as high grade bonds;
A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     The following are excerpts from Standard & Poor's Corporation description of its four highest stock ratings:

     AAA -- highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.

     Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                     PART C


                         VANGUARD WELLESLEY INCOME FUND


                               OTHER INFORMATION


ITEM 23. EXHIBITS



    (a)  Declaration of Trust**
    (b)  By-Laws**
    (c)  Reference is made to Articles III and V of the Registrant's
         Declaration of Trust
    (d)  Investment Advisory Contract**
    (e)  Not Applicable
    (f)  Reference is made to the section entitled "The Vanguard
         Group" in the Registrant's Statement of Additional
         Information
    (g)  Custodian Agreement**
    (h)  Amended and Restated Funds' Service Agreement**
    (i)  Legal Opinion**
    (j)  Consent of Independent Accountants+
    (k)  Not Applicable
    (l)  Not Applicable
    (m)  Not Applicable
    (n)  Financial Data Schedule*
    (o)  Not Applicable


---------------
 * Filed herewith

** Previously filed


 + To be filed by Amendment



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT



     Registrant is not controlled by or under common control with any person.



ITEM 25. INDEMNIFICATION



     The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.



ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



     Wellington Management Company, LLP, ("Wellington Management") 75 State Street, Boston, Massachusetts, 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. No partner has any other affiliation with the Registrant.


     Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).



ITEM 27. PRINCIPAL UNDERWRITERS



     (a) Not Applicable


     (b) Not Applicable


     (c) Not Applicable



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, Chase Manhattan Bank.


ITEM 29. MANAGEMENT SERVICES



     Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.



ITEM 30. UNDERTAKINGS



     Not Applicable

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COMMONWEALTH OF PENNSYLVANIA, ON THE 22ND DAY OF FEBRUARY, 1999.



                                          VANGUARD WELLESLEY INCOME FUND


                                          BY:             (signature)

                                            ------------------------------------

                                                        (HEIDI STAM)

                                               JOHN J. BRENNAN, CHAIRMAN AND
                                                  CHIEF EXECUTIVE OFFICER

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:


                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

                   BY: (signature)                     Senior Chairman of the Board     February 22, 1999
  -------------------------------------------------    and Trustee
                    (HEIDI STAM)
                   JOHN C. BOGLE*

                   BY: (signature)                     Trustee, Chairman and Chief      February 22, 1999
  -------------------------------------------------    Executive Officer
                    (HEIDI STAM)
                  JOHN J. BRENNAN*

                   BY: (signature)                     Trustee                          February 22, 1999
  -------------------------------------------------
                    (HEIDI STAM)
               JOANN HEFFERNAN HEISEN*

                   BY: (signature)                     Trustee                          February 22, 1999
  -------------------------------------------------
                    (HEIDI STAM)
                 BRUCE K. MACLAURY*

                   BY: (signature)                     Trustee                          February 22, 1999
  -------------------------------------------------
                    (HEIDI STAM)
                 BURTON G. MALKIEL*

                   BY: (signature)                     Trustee                          February 22, 1999
  -------------------------------------------------
                    (HEIDI STAM)
                ALFRED M. RANKIN JR.*

                   BY: (signature)                     Trustee                          February 22, 1999
  -------------------------------------------------
                    (HEIDI STAM)
                  JOHN C. SAWHILL*

                   BY: (signature)                     Trustee                          February 22, 1999
  -------------------------------------------------
                    (HEIDI STAM)
                JAMES O. WELCH, JR.*

                   BY: (signature)                     Trustee                          February 22, 1999
  -------------------------------------------------
                    (HEIDI STAM)
                 J. LAWRENCE WILSON*

                   BY: (signature)                     Treasurer and Principal          February 22, 1999
  -------------------------------------------------    Financial Officer and
                    (HEIDI STAM)                       Accounting Officer
                 THOMAS J. HIGGINS*


---------------

* By Power of Attorney. See File Number 33-4424, filed on January 25, 1999. Incorporated by Reference.

                                 EXHIBIT INDEX



Financial Data Schedule.....................................  EX-99.BN